No.                                                       SHARES _______________

                               SECURITY CASH FUND
            INCORPORATED UNDER THE LAWS OF THE STATE OF KANSAS

       The company is authorized to issue an indefinite number of shares.


THIS CERTIFIES THAT


is the owner of

full paid and non-assessable shares of Common Stock, each of the par value of $0.10 per share, of SECURITY CASH FUND, transferable on the books of the corporation by the holder hereof in person or by attorney, upon surrender of this certificate duly endorsed or assigned.

This certificate and the shares represented hereby are subject to the laws of the State of Kansas and to the Articles of Incorporation and the Bylaws of the corporation as from time to time amended.

IN WITNESS WHEREOF, SECURITY CASH FUND, has caused this certificate to be signed by its duly authorized officers and to be sealed with the seal of the corporation.

Dated                                        Account No.

-----------------------------------          -----------------------------------
   SECRETARY-ASSISTANT SECRETARY                  PRESIDENT-VICE PRESIDENT

                                     (SEAL)

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common                  UGMA - ..... Custodian ......
TEN ENT -   as tenants by the entireties                 (Cust)         (Minor)
JTWROS  -   as joint tenants with right                  Under Uniform Gifts to
            of survivorship and not as                         Minors Act
            tenants in common
                                                         .......................
                                                                  State


Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _____________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|                                     |
 _______________________________________________________________________________


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)


________________________________________________________________________________


__________________________________________________________________ Shares of the
Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________ Attorney, to transfer the said shares on the books of the within-named Corporation, with full power of substitution in the premises.


Dated _________________________



X ______________________________________________________________________________
  NOTICE: The signature of this Assignment must correspond with the name(s) as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.



Signature guaranteed by bank, broker or trust company.

________________________________________________________________________________